Note 19 - Income Taxes - Net Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Accruals and other	$ 1,738	$ 3,989
Research credits	7,392	7,275
Net operating loss carryforward	84,325	75,452
Section 59(e) R&D expenditures	3,496	5,070
Section 174 R&D expenditures	981	0
Deferred revenue	0	19,666
Total deferred tax assets	97,932	111,452
Valuation allowance	(97,932)	(111,452)
Net deferred tax assets	$ 0	$ 0